                                                                  EXHIBIT 1.(10)

Application for Last Survivor       MONY Life Insurance Company
Adjustable Life Policy

Insured A:  Name (Print name as it is to appear on the policy.)

1a.    First    Middle    Last     Sex      Insurance    Birthdate     Birthplace      Relationship
                                              Age                                      (to Insured B)

--------------------------------------------------------------------------------------------------------------------------

Social Security Number    Driver's License Number   License State      Marital Status (circle one)
                                                                       single / married / widowed / divorced / separated

--------------------------------------------------------------------------------------------------------------------------

2a.    Address (for MILITARY personnel, Home = Home of Record; Business = Present Address; Business address will be billed)

Mail to: [] Home
                -----------------------------------------------------------------------------------------------------------
         [] Business
                    -------------------------------------------------------------------------------------------------------
                         number         street              city                    state               zip      county

3a.    Phone Number -           Home (area code)        #                Preferred Calling Time: a.m.       p.m.
                                                -------  ---------------                             ------     ------
       (where proposed insured can be contacted)
                                Business (area code)        #            Preferred Calling Time: a.m.       p.m.
                                                   -------  ------------                             ------     ------

4a.  a) Occupation: (exact duties)   b) Employer's Name and Address               c) For Military Business
     ----------------------------------------------------------------------------------------------------------------------
                                                                                  Branch of Service
                                                                                                   ------------------------
                                                                                  Pay grade
                                                                                           --------------------------------
                                                                                  Estimated discharge date   (mo/yr)   /
                                                                                                                    --- ---
                                                                                  Is Insured a dependent?     yes     no
                                                                                                                 ---    ---
     ----------------------------------------------------------------------------------------------------------------------

5a.  Currently or during the past 12 months, has Insured A:           6a.  Height: ft.     in.      Weight:     lbs.
     a) smoked one or more cigarettes?         yes      no                            ----    ----         ----
                                                  ----    ----             Any weight gain or loss in last 6 months?
     b) used another form of nicotine?         yes      no                 Weight gain
                                                  ----    ----                        -----
     If "yes," specify type:    pipe     chewing tobacco                   Weight loss     lbs.     none
                                    ----                ------                        -----    -----    ------------
     nicotine gum    cigar    other                                                             (gain or loss)
                 ---      ---      ---------------------------


7a. Is Insured A now performing all the duties of his or her regular occupation on a full-time basis at the usual place of business?

     yes      no           (if "no," explain in Remarks. Include date of last full-time work)
        ----    ----

===========================================================================================================================

Insured B: Name (Print name as it is to appear on the policy.)

1b.    First    Middle    Last     Sex      Insurance    Birthdate     Birthplace      Relationship
                                              Age                                      (to Insured B)

---------------------------------------------------------------------------------------------------------------------------

Social Security Number          Driver's License Number           License State         Marital Status (circle one)
                                                                                        single / married / widowed /
                                                                                        divorced / separated

---------------------------------------------------------------------------------------------------------------------------

2b.    Address (for MILITARY personnel, Home = Home of Record; Business = Present Address; Business address will be billed)
   Mail
   to: [_]Home
              -------------------------------------------------------------------------------------------------------------

       [_]Business
                  ---------------------------------------------------------------------------------------------------------
                      number            street                city                       state            zip      county

3b.    Phone Number -          Home (area code)       #                     Preferred Calling Time:  a.m.    p.m.
                                               ------- ------------------                               ---      ---
       (where proposed insured can be contacted)
                                Business (area code)       #                Preferred Calling Time:  a.m.    p.m.
                                                   ------- --------------                               ---      ---
4b.    a) Occupation: (exact duties)             b) Employer's Name and Address             c) For Military Business
       --------------------------------------------------------------------------------------------------------------------

                                                                                Branch of Service
                                                                                                 --------------------------
                                                                                Pay grade
                                                                                         ----------------------------------

                                                                                Estimated discharge date   (mo/yr)     /
                                                                                                                  ----- ---
                                                                                Is Insured a dependent?    yes      no
                                                                                                              -----   -----
       --------------------------------------------------------------------------------------------------------------------

5b.  Currently or during the past 12 months, has Insured B:           6b.  Height: ft.     in.      Weight:     lbs.
     a) smoked one or more cigarettes?         yes      no                           ---     ---          ---
                                                  ---     ---              Any weight gain or loss in last 6 months?
     b) used another form of nicotine?         yes      no                 Weight      gain
                                                  ---     ---                      ---        -----
     If "yes," specify type: pipe      chewing tobacco                      Weight loss     lbs.     none
                                 ---                  ---                             ---      ---      ---
     nicotine      gum     cigar      other                                                    (gain or loss)
              -----    ----     -----       ------------


7b. Is Insured B now performing all the duties of his or her regular occupation on a full-time basis at the usual place of business?
    yes       no           (if "no," explain in Remarks. Include date of last full-time work)
       ------   -------

===========================================================================================================================

8.   Name of Applicant:    Insured A        Insured B
                                    --------         ----------
                           Other:  Full Name
                                            -------------------------------------------------------------------------------
                                   Address:
                                           --------------------------------------------------------------------------------

93-404 (Rev. 8/1999)                                     Form No. 15384 (1/2002)

   Plan Information

9. Plan:                Face Amount:                 Target Amount:
        ----------------            -----------------              -------------
   Riders/Benefits
   Death Benefit Option:
            Option 1        Option 2
                    -------         -------

   4 Year Term Insurance Plan (EPR)
---
   Other:
---      -------------------------------------------------------------

   Have Preferred Premiums been quoted?  Ins A: Yes   No     Ins B: Yes   No
                                                   ---  ---            ---  ---
--------------------------------------------------------------------------------

10. Premium Frequency:                       Have you received a copy of the
                      --------------------   Temporary Insurance Agreement?

    Scheduled Premium amount        $
                                     -------   Yes           No
    Amount Paid:          None      $             -------      --------
                              -----  -------

--------------------------------------------------------------------------------

11. Complete if specific Policy Date requested:
                                                                         -------
    a)       /       /     (mo./day/yr.)
       --------------------
    b) Date Policy to save age of Insured A: Yes       No
                                                -----    -----
       (to save age of Insured B, specific policy date must be requested)
--------------------------------------------------------------------------------

12. Special Market: GA Method        Common Remitter Plan Number
                             --------                           ----------------
                                                                (if established)

-----------------------------------------------------------------------------------------------------------------------
13. Replacement: Will coverage applied for replace or modify existing life insurance or annuities? Yes         No
                                                                                                      -----      -----
                 If  "yes ": Life                    Annuity              Group
                                 -----                      -----               -----
                 Is this a 1035 Exchange?            Yes            No         (Submit any required replacement forms.)
                                                        -----         -----
Insured A: Policy Number:                                 Insured B: Policy Number:
                         --------------------------                                ------------------------------------
Amount: $                Issue Year                       Amount: $                 Issue Year
         ---------------            ---------------                ---------------            -------------------------
Company:                                                  Company:
        -------------------------------------------               -----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
14. Beneficiary: Unless otherwise specified, joint beneficiaries will receive equally, or the surviving benificiary(ies)
                 will receive entire proceeds, subject to Policy Provisions:

1st:                                                                                                 if living: if not:
    -------------------------------------------------------------------------------------------------
      Full Name              Relationship to Insured               [_]  A    [_] B    [_] Both
2nd:                                                                                                 if living: if not:
    -------------------------------------------------------------------------------------------------
      Full Name              Relationship to Insured               [_]  A    [_] B    [_]  Both
3rd:                                                                                                 if living: if not:
    -------------------------------------------------------------------------------------------------
      Full Name              Relationship to Insured               [_]  A    [_] B     [_] Both

The Executors or Administrators of the last surviving Insured, OR   [_] Other (Use  "Remarks"  Section)
-----------------------------------------------------------------------------------------------------------------------

15. Ownership (Rights):  During the lifetime of any insured, all rights belong to:
        The Insureds Jointly or the survivor
    ----

OR:      Name of Trust or Plan                               If rightsholder is other than one or both of the Insureds:
    ----                      --------------------------
         Trustee:
                 ---------------------------------------     ----------------------------------------------------------
         Grantor:                                            Name and relationship to insured
                 ---------------------------------------
         Date of Trust:                                      ----------------------------------------------------------
                       ---------------------------------     Street Address

                                                             ----------------------------------------------------------
OR:      Other                                               City                         State      Zip         County
    ----                                                     Soc. Sec./Tax I.D. No.:
         If  "other"  is checked above, final rightsholder is:                      -----------------------------------
         the Insureds jointly, or the survivor, OR
    ----
         the executors or administrators of:
    ----                                    -----------------

93-404 (Rev. 8/1999)                                                                            Form No. 15384 (1/2002)

16. Attained Age Term Conversion: (Do not use if increase to existing Adjustable Life.)

a)  Original Policy Numbers:                                       a)  Original Policy Numbers:
    Insured A:                                                         Insured B:
              -----------------------------------------------                    ---------------------------------------------------

b)  Conversion From                          Date of Issue         b)  Conversion From                             Date of Issue
    Term Policy           (mo./day/yr.)          /  /                  Term Policy           (mo./day/yr.)             /  /
                                           ------------------                                                    -------------------
    Term Rider            (mo./day/yr.)          /  /                  Term Rider            (mo./day/yr.)             /  /
                                           ------------------                                                    -------------------
    Other                 (mo./day/yr.)          /  /                  Other                 (mo./day/yr.)             /  /
                                           ------------------                                                    -------------------

c)  Conversion Date                                                c)  Conversion Date
                   ------------------------------------------                          ---------------------------------------------
    (no later than date to which premiums are paid on original         (no later than date to which premiums are paid on original
    policy)                                                            policy)

d)  Any term balance remaining after conversion shall be:          d)  Any term balance remaining after conversion shall be:
    continued, if allowed        discontinued                          continued, if allowed         discontinued
                         ------              ------                                         ------               ------

e)  apply Term Conversion Credit as:                               e)  apply Term Conversion Credit as:
      Dump-in        OR Defer                                            Dump-in        OR Defer
             ------          ------                                             ------          ------

                          (New policy subject to all rights and interests of any assignee of original policy.)
------------------------------------------------------------------------------------------------------------------------------------

17. Financial Information:                               Insured A            Insured B          Applicant (if other than insured)
    Total Annual Income:         Current Year:    $                       $                      $
    (less any tax deductible                       --------------------    --------------------   --------------------
    business expense)              Prior Year:    $                       $                      $
                                                   --------------------    --------------------   --------------------
                                    Net Worth:    $                       $                      $
                                                   --------------------    --------------------   --------------------
                Total Life Insurance in force:    $                       $                      $
                                                   --------------------    --------------------   --------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Insured A          Insured B
18. Has either proposed Insured ever been convicted of an alcohol or drug
    related driving offense, or had a driver's license suspended or revoked?                  Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
19. Within the past 2 years has either proposed insured:
(a) (i) Been convicted of two or more moving motor vehicle violations?                        Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    (ii) flown as a pilot or crewmember, or engaged in parachuting, hang
    gliding, ballooning, motorized racing, or underwater diving below 60 feet?                Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    (iii) operated a motorcycle?                                                              Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
(b) Does any proposed insured intend to engage in any activity in
    question #19a(ii) in the future?                                                          Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----

                   (If "yes" to any of 19a (i), a (ii), or b, complete Automobile/Aviation/Avocation Information Section.)
------------------------------------------------------------------------------------------------------------------------------------

20. Has any proposed Insured: (Circle the applicable item)                                  Insured A            Insured B
    a)  ever been medically diagnosed, medically treated for, or had symptoms of heart trouble, heart murmur, chest pain, stroke,
        high blood pressure, diabetes, cancer or tumor?                                       Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    b)  ever used cocaine, heroin, LSD, marijuana or any other narcotic
        drug or controlled substance except as prescribed by a physician?                     Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    c)  during the past 2 years had a physical exam?                                          Yes     No         Yes      No
                  prompted by symptoms?                                                          ----   ----        ----    ----
                  findings normal?                                                            Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
                                                                                              Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    d)  during the past 5 years had any illness, surgery or injury requiring
        treatment by a physician, hospital or other medical facility?                         Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    e)  during the past 5 years been treated or counseled for mental or emotional trouble, neurological disorder or the use of alcohol or
        drugs by a physician, counselor, psychologist, hospital or clinic?                    Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----
    f)  during the past 10 years been diagnosed with or treated for AIDS
        or HIV infection by a member of the medical profession?                               Yes     No         Yes      No
                                                                                                 ----   ----        ----    ----

                                       (If "yes" to any part of this question, include details in question 23)
------------------------------------------------------------------------------------------------------------------------------------

21. Is any proposed Insured (i) receiving special training or therapy because               Insured A            Insured B
    of a physical or mental disability or (ii) unable to participate actively                  Yes     No         Yes        No
    at work or school or (iii) unable to perform normal activities?                              ----   ----        ----    ----
    (If  "yes ", give details below)

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

93-404 (Rev 8/1999)                                      Form No. 15384 (1/2002)


22. Personal Physician Information

     Insured A:                                     Insured B:
     Dr. Name                                       Dr. Name
             ---------------------------------              ----------------------------------
     Address                                        Address
            ----------------------------------             -----------------------------------

     -----------------------------------------      ------------------------------------------
     Phone Number       #                           Phone Number       #
                 ------- ---------------------                  ------- ----------------------
     Date last seen:    (mo./day/yr.)  /  /         Date last seen:     (mo./day/yr.)  /  /
                    ----             -- -- ---                     ----              -- -- ---
------------------------------------------------------------------------------------------------------------------------------------
23. Details of all "yes" answers for Question 20. For any checkup or routine examination, indicate what symptoms, if any, prompted it and include results of the examination and any special tests except HIV test. Include clinic identification number if applicable.
------------------------------------------------------------------------------------------------------------------------------------
Question     Insured       Illness, Treatment and         Onset     Recovery   If disabled,  Doctor, Clinic or Hospital,      Pre-
Number      (specify)        Number of Attacks            Date        Date      how long?       Complete Address, and       payment
(20 a,b,c,             (including specific diagnosis   mo/day/yr   mo/day/yr   (in months)          Phone Number              Fee
d,e or f)    A   B            and medication)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Life Remarks:




--------------------------------------------------------------------------------
93-404 (Rev 8/1999)                                      Form No. 15384 (1/2002)

AUTOMOBILE/AVIATION/AVOCATION INFORMATION SECTION (Complete only if any of question #19 is answered yes) (If question #19 is answered "yes" for both Insured A and Insured B, use 2 separate forms

INSURED A  [_]

24. Automobile Driving Record

a)  Driver License Nos.
                       --------------------------------------------------
    States of                Expiration Date: (mo./yr.)
             ---------------                           ------------------
b)  Have you ever been convicted of driving while under
    the influence of alcohol or drugs?                   yes       no
                                                            ----     ----
    How many times?
                   -----
    Conviction Dates: (mo./yr.)
                               ------------------------------------------
c)  Number of moving violations you have been
    convicted of in the past?
                                                ------
    How many speeding violations?
                                                ------
              Speeding Date          Speed Limit           Speed Attained
    (mo./yr.)
              -------------          -----------           --------------
d)  Have you ever had your driver's license suspended
    or revoked?                                          yes       no
                                                            ----     ----
    If yes:   Date Suspended/        For how               Date
              Revoked                long                  Restored
    (mo./yr.)
              -------------          -----------           --------------

25. Aviation

a)  Have you flown an aircraft within the past 2 years as
    a pilot or crew member, or do you intend to do so in
    the future?                                          yes       no
                                                            ----     ----
b)  Date of last flight as pilot?            (mo./yr.)          /
                                                      -------------------
c)  Type of aviation license or certificate now held?
    Student                 Private                Commercial
           -----------             ------------              ------------
    Military                Instructor             Other
            ----------                ---------         -----------------
    Date of Issue:                     (mo./yr.)            /
                  ------------------            -------------------------
    Do you intend to renew?                              yes       no
                                                            ----     ----
d)  Total hours flown as pilot?
                                                         ----------------
e)  Have you ever done any test flying, or do you intend
    to do so?                                            yes       no
                                                            ----     ----
    (If "yes," explain in "Remarks.")

f)  Do you have an Instrument Flight Rating (IFR)?
                                                         yes       no
                                                            ----     ----

-------------------------------------------------------------------------------
Type of Flying                    Hrs Flown                       Probable
                                  Past 12 Mos                    Flying Hrs
                                                                Next 12 Mos
-------------------------------------------------------------------------------
 Scheduled Airlines
-------------------------------------------------------------------------------
 Employer Owned Plane
 (for business transportation)
-------------------------------------------------------------------------------
 Private Plane
 (for pleasure or business)
-------------------------------------------------------------------------------
 Nonscheduled Airlines
(explain in "Remarks")
-------------------------------------------------------------------------------
Charter
-------------------------------------------------------------------------------
Flight instructions as instructor
-------------------------------------------------------------------------------
Military (include duties and
type of aircraft in "Remarks")
-------------------------------------------------------------------------------
Other flying
(explain in "Remarks")
-------------------------------------------------------------------------------

g) If either is necessary under Company rules, which of the following do you prefer?
           Full aviation coverage at an extra premium
                                                                ---------
           Restricted aviation coverage
             without extra premium
                                                                ---------

INSURED B  [_]

26. Avocations
a)  Motor Vehicle Racing

    1. Racing Status:                     Professional        Amateur
                                                      -------        -----
    2. Type of vehicle you race:
       Stock Car                          Sports Car
                -------                             --------
       Dragster                           Midget Car
               -------                              --------
       Boat                               Motorcycle
           -------                                  --------

    3. Exact description of vehicle (Formula 1,
       Thunderboat, etc.)
                         ------------------------------------------------
    4. Type of track:
       Paved                              Dirt                 Other
             ------                           -----                 -----
    5. Type of Race:
       Speed                              Hill Climbing        Other
             -----                                     -----        -----
       Rally                              Dragstrip
            -----                                  -----
    6. Number of Races in last 12 months:
                                         --------------------------------
       Maximum Speed:                     mph
                     ---------------------
       Date of last race:                 (mo./yr.)          /
                                                   ----------------------

b)  Underwater Diving
    1. Do you dive for:
       Pleasure only                 Pleasure and employment
                    -------                                 -------
    2. Number of dives in last 12 months to:
       60ft                          61-75ft             76-100ft
           -----                            -----                -----
       101-150ft                     over 150ft
                -----                          -----
    3. Date of last dive below 60ft:           (mo./yr.)         /
                                                        ------------------
    4. Do you dive alone?                           yes           no
                                                       -----        -----
c)  Parachute Jumping

    1. Are you a member of a Parachute Club which
       adheres to PCA safety rules and regulations?
                                                    yes           no
                                                       -----        -----
    2. Total Number of Jumps made:
                                  ---------------------------------------
    3. Date of last jump:              (mo./yr.)            /
                                                -------------------------
d)  Gliding

    1. Glide Status:             Professional            Amateur
                                             ---------          ---------
    2. Type of aircraft used:
       Hang glider               Sailplane                  Other
                  --------                ---------              --------
                                (If sailplane, also complete Question 26.)

    3. Are you affiliated with a hang glider club?
                                                    yes           no
                                                       -----        -----
    4. Maximum altitude achieved:
       to 50ft                       over 50ft
              --------                        -------
    5. Total number of flights made:
                                      -----------------------------------
    6. Number of flights in last 12 months:
                                           ------------------------------
    7. Date of last flight:                (mo./yr.)          /
                                                    ---------------------
e)  Ballooning

    (Complete the following questions and Question 26.)
    1. Do you fly over:
       land only                     land and water
                ---------                          ---------
    2. Type of Balloon:                Hot Air          Gas
                                              -------      ---------
--------------------------------------------------------------------------------
Do you anticipate future participation in any of the
above avocations?                         yes           no
                                             -----        -----
Do you anticipate future participation in any other
avocations?                               yes           no
                                             -----        -----
(If "yes," give details in "Remarks.")
--------------------------------------------------------------------------------

Remarks:


--------------------------------------------------------------------------------

FOR HOME OFFICE USE ONLY: Any Home Office corrections and amendments made after the application was signed are shown either in this space or on a separate form requiring signed ratification.



--------------------------------------------------------------------------------
93-404 (Rev 8/1999)                                      Form No. 15384 (1/2002)

I represent the statements and answers in this application to be true and complete to the best of my knowledge and belief. I offer them to the appropriate MONY Company to induce it to issue the policy or policies and to accept the payment of premiums thereunder.

I agree that: (1) Payment of the first premium, if after the application date below, will mean that I represent that such statements and answers would be the same if made at the time of such payment; (2) no one but an Executive Officer of the Company may change any contract or waive any of its provisions; (3) when coverage takes effect: if a policy is issued exactly as applied for and required cost has been received, the policy will take effect on the date we authorize its delivery or on any later requested Policy Date. If a policy is issued either (a) other than as applied for, or (b) exactly as applied for but any required cost remains unpaid, the policy will take effect on the date it is delivered, provided its delivery and payment of any required cost are made while each person to be insured is living. But, in any case, a policy will not take effect for any situations before the date indicated: (a) for the exercise of a Term Conversion (Question 17); (b) for a Government Allotment authorization, its Policy Date. "Required Cost" in the case of a Term Conversion is the full first premium. In any other case, "required cost" is the amount necessary to put the policy in force. (4) Acceptance of any policy issued will ratify any correction in or amendment to the application noted by the Company in the space provided in the "FOR HOME OFFICE USE ONLY" section of the application. A Copy of the application attached to the policy will be sufficient notice of the change made. If the laws where the application is made so require, any change of amount, class of risk, age at issue, plan of insurance or benefits must be ratified in writing.

Under the penalties of perjury, I certify that:

- The number shown under Question 1a, 1b, or 16 on the application is the correct taxpayer identification number of the rightsholder(s) (or the rightsholder(s) are waiting for a number to be issued). I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contribution to an individual retirement arrangement (IRA), and payments other than interest and dividends.)

I authorize the following persons/organizations to release the following types of information about me. "I" means each insured.

Persons/Organizations: Any physician, health care provider or medical practitioner; any hospital, clinic or other medically related facility; any insurer (particularly MIB member companies from whom MONY may request code details); any reinsurer; any consumer reporting agency or Medical Information Bureau ("MIB"); financial source; employer; or government unit.

Types of Information: Mental and physical health; other insurance coverage; hazardous activities; character; general reputation; finances; occupation; avocation; motor vehicle driving record; and other personal traits. I further understand that the specific types of information to be disclosed may, if applicable, include: diagnosis, prognosis, and treatment for physical and/or emotional illness, including treatment of alcohol or substance abuse for any admission (information protected by federal regulation 42 CFR Pt. 2); and diagnosis, prognosis, and treatment of serious communicable disease or infection, including sexually transmitted diseases. This information will cover all admissions.

Purposes: Underwriting all life and disability income insurance application(s) made by me and my immediate family members; claim purpose (contestable investigations); obtaining consumer reports and motor vehicle driving records.

Duration: This is valid for 24 months, but I may revoke it. Actions taken by MONY before its receipt of notice of the revocation will be valid.

Acknowledgments: I understand that I may obtain a copy of this form and that a copy will be as valid as the original. I also understand that MONY may send some information to MIB, MIB member companies to whom I apply for insurance, reinsurers, MONY employees and contractors who perform services related to this application. I acknowledge that I have been given a copy of "MONY's Information Practices and the Underwriting Process," which includes a notice about an investigative consumer report and MIB.

Dated at (City and State)                           on
                         ---------------------------  --------------------------

X                                          X
 ----------------------------------------   ------------------------------------
   (Signature of Insured A)                        (Signature of Insured B)
Relationship between Insureds:
                              --------------------------------------------------

Signature of Applicant (if other than one of the Insureds), who agrees to be bound by the representations and agreements in this and in any other part of this application.

X
 -------------------------------------------------------------------------------
    Signature of: Applicant   []  Owner (Rightsholder) []       (Address)

Relationship to Insured A:                 Relationship to Insured B:
                          ----------------                           -----------
X
 -------------------------------------------------------------------------------
 Field Underwriter (Licensed Agent)


93-404 (Rev 8/1999)                                      Form No. 15384 (1/2002)

             PROVISIONS OF THE TELEPHONE/FAX AUTHORIZATION PRIVILEGE

MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") ("MONY" and "MONY America" collectively referred to as the "Company") have adopted the procedures set forth below to seek to prevent transfers among the subaccounts of variable insurance contracts issued by the Company from being made based upon unauthorized telephone instructions. The Company believes that the procedures adopted are reasonable and also reflect procedures prevalent in the industry. Accordingly, a purchaser of a variable life insurance policy or a variable annuity contract issued by the Company ("rightsholder/contractholder") who elects to make, or to authorize a registered representative of MONY Securities Corporation to make at such Rightsholder/Contractholder's specific instruction for each transfer, transfers of values among subaccounts by telephone assumes the risk of any loss in the event that such instructions are not genuine. It is, therefore, extremely important that a Rightsholder/Contractholder take extreme care not to disclose information about themselves or their contracts or policies to persons whom the Rightsholder/Contractholder would not want to authorize to make telephone transfers.

1. A Rightsholder/Contractholder may elect to have transfers of values among the subacounts of variable accounts made by telephone ("Telephone Transfer") only upon completion, execution, and return of the form provided by the Company for that purpose or the authorization contained on the variable insurance contract application or the authorization contained on the variable insurance contract application which, among other things, acknowledges the agreement to the procedures set forth below. Unless the Rightsholder/Contractholder signs the form provided by the Company or the authorization contained on the variable insurance contract application and that form or application is received and accepted by the Company at its Syracuse Operations Center, a Rightsholder/Contractholder will not have Telephone Transfer privileges.

2. Only the Rightsholder/Contractholder, or by specific written designation by the Rightsholder/Contractholder, a registered representative of the MONY Securities Corporation who is also a field underwriter of MONY and who (i) has specific authority for each transfer, and (ii) is the primary field underwriter/registered representative as designated on the Application (or, if such person is no longer a MONY field underwriter and/or MSC registered representative, then the registered representative assigned to the case) ("MSC designated representative"), may initiate a Telephone Transfer by calling a telephone number specifically designated by the Company from time to time for that purpose. A Rightsholder/Contractholder must give specific direction to the MSC designated representative each time the Rightsholder/Contractholder wishes to direct a Telephone Transfer. Rightsholders/Contractholders who authorize telephone transfers to be made by an MSC designated representative assume the risk that any Telephone Transfer made at the direction of such MSC designated representative was not, in each instance, in fact authorized.

3. The Rightsholder/Contractholder, or if so designated a MSC designated representative a the specific direction of the rightsholder/contractholder, shall call the designated telephone number, and provide the following information:

          a. name of rightsholder/contractholder
          b. name of person calling
          c. name of insured/annuitant
          d. date of birth of insured/annuitant
          e. policy or contract number
          f. social security account number or insured/annuitant
          g. daytime telephone number

4. The Company will compare the information provided in paragraph 3 above, with that contained in the records of the Company and if such information matches the information in the records of the Company, the telephone instructions will be accepted by the Company.

5. The Company will record each telephone instruction and will retain such recording for a period of not less than 6 months from the date the telephone instruction was given by or on behalf of the contractholder. The rightsholder/contractholder and the MSC designated representative hereby consent to such recording and retention.

6. The Telephone Transfer instruction will be executed at the net asset value next calculated by the Company if the Telephone Transfer instruction is received before 3:00 P.M. (Eastern Time) on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the Telephone Transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business.

7. The Company will send a confirmation of the transfer to the rightsholder/contractholder at the address on the records of the Company within 5 days from the date of the telephone call.

8. If the Rightsholder/Contractholder does not contact the Company within 20 calendar days from the date of mailing of the confirmation, the authenticity of the MSC designated representative's instructions and the prior direction of the MSC designated representative, as reflected in the confirmation, shall be conclusively presumed.

9. Should the Company impose a transfer fee under a variable insurance contract, there will be a deduction of that charge from the subaccount from which any such transfer is made; it being understood that each direction which transfers values from one subaccount to another is considered a separate transfer request, even though made in the same telephone call.

10. By accepting a Telephone Transfer, the Company will have no liability for actions taken pursuant to Telephone Transfers so long as the Company follows the guidelines set forth above, unless a rightsholder/contractholder notifies the Company (and such notice, if orally given, is confirmed in writing, postmarked within 2 working days from the date of such oral notice and received within 7 calendar days from the date of the postmark) that a transaction shown in a confirmation of the Telephone Transfer was not authorized by the rightsholder/contractholder. In the event an unauthorized transaction is discovered by the rightsholder/contractholder, the Company's only responsibility, assuming the Company followed the procedures in these guidelines, is to reverse the transfer made as a result of the unauthorized Telephone Transfer instruction at the net asset value next calculated following receipt of the notice from the rightsholder/contractholder. This reversal, if made upon notice orally given, will not be effective unless the written confirmation is actually received within the time period set forth in this paragraph. The effect of these provisions is to place the risk of loss for unauthorized Telephone Transfer instructions on the rightsholder/contractholder.

11. The Company reserves the right to withdraw Telephone Transfer privileges, to terminate the Telephone Transfer program, and to modify any of the foregoing procedures at any time upon notice to theRightsholder/ Contractholder who has filed an election on the form provided by the Company. Holders of variable contracts whose executed form provided by the Company has not been received and accepted by the Company prior to any such change, shall not be entitled to notice.

[LOGO] MONY   MONY Life Insurance Company    Disclosure Statement for SVUL (NY)
              PO Box 4830                    Form No. 15562 (8/1999)
              Syracuse NY 13221


      Cash Value Accumulation Test (CVAT) and Guideline Premium Test (GPT)

These two tests are used to determine whether an insurance policy meets the definition of life insurance under I.R.C. Section 7702. The CVAT test generally permits more premiums to be paid into a policy during its initial years than the GPT test. The CVAT test requires that you maintain a higher level of death benefit in relation to cash value than the GPT test. You should consider the CVAT test if you wish to maximize premium payments over a short period. You should consider the GPT test if you wish to maintain a higher level of cash value in relation to death benefit protection. Once you elect one of the tests, you may never change it.

The definition of life insurance test that works best for you will depend on a number of factors, including the amount of death benefit you want, the amount of premium you plan to pay and whether you intend to make withdrawals or loans. You should consult your Field Underwriter (Licensed Agent) for more information about our policies so that you can select the one that best accomplishes your goals. An illustration will be furnished to you by your Field Underwriter (Licensed Agent) at the time of application. You may also request an illustration on both IRC tests from your Field Underwriter (Licensed Agent) to help in your decision.

--------------------------------------------------------------------------------

I have read and understand the above disclosure regarding the availability of the different tests under I.R.C. 7702.

SIGNATURES


-----------------------------              ------------------------------
Applicant/Owner                            Co Applicant/Joint Owner




-----------------------------              -------------------------
Field Underwriter (Licensed Agent)         Date

99-452

                                                         Form No. 15384 (1/2002)

[LOGO] MONY  MONY Life Insurance Company   Privacy Protection in Underwriting:
             1740 Broadway                 MONY's Information Practices and
             New York, New York 10019      The Underwriting Process
                                           Form No. 10765 (7/2001)



Thank you for applying to MONY for insurance. This form provides important information about the underwriting of your application and MONY's practices respecting your personal and medical record information as required by those states that have adopted the NAIC Model Insurance Information and Privacy Protection Act. MONY Life Insurance Company provides underwriting services for its subsidiary, MONY Life Insurance Company of America ("MLOA"). Therefore, this notice also applies to those persons who apply for insurance with (and will be insured by) MLOA.

About Underwriting
------------------

Underwriting is the process by which an insurer decides whether and on what basis a proposed insured is insurable according to the company's established underwriting standards. The underwriting process also involves classifying that person as a member of a "risk class" (a group of insureds with equivalent life expectancy). Classifying insureds in this way enables an insurer to charge each individual an equitable premium that is proportionate to the degree of risk he or she presents to the company. Most people fall into the "standard" risk class and are routinely approved.

Underwriting involves the collection and evaluation of "personal information" (information regarding an individual's age, driving record, recreational activities, hobbies, finances, occupation, credit, health or any other personal characteristics) as well as "medical record information" (information regarding physical or mental condition, medical history and treatment). This information may also be described as "nonpublic personal financial and health information" under MONY's Privacy Policy for Customers.

If we are unable to offer you the coverage that you applied for or we offer you coverage on significantly different terms (amount, term or premium) than you applied for, then we will notify you of our decision and the reasons for it. If you then request additional details, we will try to give you a more specific explanation.

Sources of Information
----------------------

The principal source of information for underwriting is your completed application. Therefore, we urge you to review your application carefully to be sure the answers are complete and accurate, especially if the answers were recorded by your financial professional, a medical examiner or another person. If you find any inaccuracy when your policy or certificate is delivered to you (a copy of the application will be attached), then you should contact the company immediately at the address above.

We may ask you to take a medical examination and, in some instances, we may obtain a report from a consumer reporting agency (more information about this appears below). You may also be asked to consent to the withdrawal of blood and the submission of a urine sample, both of which are explained on a notice and consent form that will be submitted to you. With your authorization, we may request information from doctors, hospitals and other medical care providers concerning your past, present or future mental, physical or behavioral health or condition. In addition, we may seek information from the MIB, Inc. (Medical Information Bureau), an information exchange described later in this notice. We may also request information from other insurance companies to which you have applied for insurance.

Protecting Your Privacy
-----------------------

We seek only information that is relevant to the insurance transaction, and respect its confidential nature. It is our practice to share with MONY financial professionals only such non-sensitive underwriting and claims information as may be necessary for their assistance with the insurance sale or in connection with a related transaction, such as a claim evaluation or marketing other coverage offered by MONY or its subsidiaries. Also, we may give an insurance support organization (e.g., MIB) or persons performing a business, professional, or other insurance function for us information necessary for the performance of their requested function. When required by law or by regulatory or legal action, we may release information to regulatory authorities, law enforcement agencies and other third parties. On occasion, we may release information necessary for the conduct of actuarial or underwriting studies, audits and similar activities critical to the conduct of our business. A brief coded report of our underwriting information (but not our underwriting decision) may be sent to MIB (see below). In most cases, however, information will be sent to third parties only when you have authorized the release of such information.

91-401

                                                         Form No. 15384 (1/2002)

If we require the performance of an HIV antibody (AIDS related) test for your application, then our practices respecting the disclosure and confidentiality of these sensitive test results will be explained in a notice and consent form that will be submitted to you.

For more information about MONY's commitment to protecting the confidentiality and security of information that we collect from individuals who obtain (or seek to obtain) financial products or services from MONY and its affiliates, please review MONY's Privacy Policy for Customers at www.mony.com

You Have Access
---------------

We offer you access to relevant personal information that we have obtained about you. To exercise this right of access, you must submit a written request to us. If our file consists of medical information, you will then be asked to name a physician or health care provider who can explain its nature and substance to you. If we obtained a consumer report (described below) about you during underwriting, then we will provide you with the name and address of the consumer reporting agency that prepared it in response to your request. The consumer reporting agency will then be responsible for providing you with a copy.

You also have the right to ask us in writing to correct or delete any recorded personal information that you believe to be incorrect. In response, we will correct, amend or delete the disputed item, or we will advise you why we cannot agree to do so. You may then prepare a concise statement explaining your position, and it will be filed with your application and included with any subsequent disclosure of the disputed information.

MIB, Inc. (Medical Information Bureau)
--------------------------------------

The Medical Information Bureau is a nonprofit membership organization of life and health insurance companies that operates an information exchange on behalf of its members. As an MIB member company, we may have to make a brief report to MIB about your application. If you apply for or have life or health insurance with another MIB member company, or submit a claim for benefits to such a company, MIB will supply such company with the information it may have in its file upon request. Upon receipt of a request from you, MIB will arrange disclosure to you of any information that it may have about you. In some cases, you will be asked to designate an attending physician to receive any medical information that MIB may have. If you question the accuracy of information in the MIB file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Fair Credit Reporting Act. The address of the MIB information office is 160 University Avenue, Westwood, MA 02090, tel. no. 781-329-4500, fax no. 781-329-3379, www.mib.com

Notice About Possible Consumer Reports
--------------------------------------

We are required to notify you that we may obtain (with your authorization) one or more "consumer reports" to aid us in evaluating your application. One type of report is known as a "consumer credit report." "Consumer credit reports" are obtained from consumer reporting agencies and they address your credit worthiness, credit history, credit standing and credit capacity. The other type of consumer report ("investigative consumer report") provides information on your character, general reputation, personal characteristics or mode of living and it is obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors, former employers, personal references, or others with whom you are acquainted. We often find that investigative consumer reports assist us with risk appraisal. If we order such a report, it will be prepared by a reputable commercial organization and it will likely address, as appropriate, your age, insurance history, residence, marital status, financial condition, driving record, aviation activities, hazardous sports and recreational activities, health history, use of alcohol and drugs, living conditions, and information relating to your personal and business reputation. We will not share your "consumer credit report" information with any MONY affiliate (except on MLOA applications underwritten by MONY), or any nonaffiliated third party for the purpose of establishing your eligibility for insurance without your written consent.

FINALLY ...
-----------

If you have questions about this material or your application which cannot be answered fully by the financial professional agency, plan administrator, or other office through whom you submitted an application, please write to Director of Consumer Affairs, MONY Life Insurance Company, P.O. Box 4830, Syracuse, New York 13221. Be sure to include your full name and address, and your policy or certificate number and any other identifying information (social security no.) available to help us locate your records.

91-401

                                                         Form No. 15384 (1/2002)